UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K
                            CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) July 6, 2006


                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


      Delaware                       1-3390                 04-2260388
(State or other jurisdiction of   (Commission           (I.R.S. Employer
incorporation or organization)    File Number)         Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                66202
(Address of principal executive offices)                 (Zip Code)


 (Registrant's telephone number, including area code)    (913) 676-8800


                            Not Applicable
    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-120 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

On July 6, 2006, Steven J. Bresky, age 53, was appointed as President and Chief Executive Officer of Seaboard Corporation (the "Company"), succeeding H. Harry Bresky, who will continue to perform his duties as Chairman of the Board. Steven J. Bresky, who is son of H. Harry Bresky, has served as Senior Vice President, International Operations since February 2001. He also has served as a member of the Board of Directors since April 2005.

Steven Bresky and the Company are parties to an Employment Agreement (the "Agreement") dated July 1, 2005. The Agreement contains the following principal terms: (1) a term of five (5) years, commencing July 1, 2005, subject to renewal by the Company; (2) payment of a minimum base salary in the amount of $440,000; (3) payment of an annual minimum bonus in the amount of $450,000; (4) non-competition and non-solicitation provisions which apply during the employee's employment and for a period of one (1) year after the termination of such employment, or two (2) years if the employee voluntarily resigns for any reason other than for "good reason";
(5) upon an involuntary termination of the employee's employment without "cause" or a resignation by the employee for "good reason," payment to the employee of his then salary and most recent bonus for the balance of the term of the Employment Agreement, but not for less than the non-competition period; and (6) under the Company's Executive Retirement Plan, years of service credit accrues for the term of the severance period, and the final average earnings calculation under this plan is determined utilizing the base salary and bonus paid during the severance period. The Agreement was filed with the SEC as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the three (3) month period ended July 2, 2005.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

     Registrant hereby furnishes the following exhibit pursuant to Item
     8.01:

     99.1 Press release of Seaboard Corporation dated July 6, 2006 announcing appointment of President and Chief Executive Officer.


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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  July 6, 2006

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Senior Vice President,
                               Treasurer and Chief Financial Officer

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